                                                               EXHIBIT 23.9


                                  CONSENT


     I hereby consent to being named as a person chosen to become a director of CFX Corporation in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 26, 1996.


                                       /s/ William E. Aubuchon, III
                                       ------------------------------------
                                           William E. Aubuchon, III